Money Market Obligations Trust
Federated California Municipal Cash Trust
Wealth Shares (Ticker CAIXX)
Federated Government Obligations Tax-Managed Fund
Institutional Shares (Ticker GOTXX)
Federated Institutional Prime Obligations Fund
Institutional Shares (Ticker POIXX)
Federated Institutional Prime Value Obligations Fund
Institutional Shares (Ticker PVOXX)
Federated Institutional Tax-Free Cash Trust
Institutional Shares (Ticker FFTXX)
Federated Municipal Obligations Fund
Wealth Shares (Ticker MOFXX)
Federated New York Municipal Cash Trust
Wealth Shares (Ticker NISXX)
Federated Prime Cash Obligations Fund
Wealth Shares (Ticker PCOXX)
Federated Tax-Free Obligations Fund
Wealth Shares (Ticker TBIXX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
On February 13, 2020, in connection with Federated Investors, Inc.'s corporate name change to Federated Hermes, Inc., which became effective on January 31, 2020, the Board of Trustees (the “Board”) of the Federated Hermes funds listed above (the “Funds”) approved changing each Fund's name to replace “Federated” with “Federated Hermes.” In addition, the Board approved changing the Funds' registrant name, Money Market Obligations Trust, to Federated Hermes Money Market Obligations Trust. There are no changes in fund operations or investment policies as a result of the name changes. These name changes will be effective at the close of business on June 26, 2020.
March 24, 2020
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454998 (3/20)
© 2020 Federated Hermes, Inc.